ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made this 25th day of May 2007, by and between HOMELAND SECURITY NETWORK, INC., a Nevada corporation (“HSNi”); AFCO RECEIVABLES FUNDING CORPORATION, a Nevada corporation (“AFCORF”); AMERICAN FINANCE COMPANY, INC., a Nevada corporation (“AFCO”); and AUTOCORP FINANCIAL SERVICES CORPORATION, a Texas corporation (“ACFS” and collectively with AFCORF and AFCO, the “Subsidiaries”), pursuant to that certain Stock Purchase Agreement between HSNi, AFCORF and Monet Acquisitions LLC, a Texas corporation (“Monet”), dated as of the date hereof (the “Purchase Agreement”).

WHEREAS, the Purchase Agreement provides for HSNi’s sale of 90% of AFCORF’s issued and outstanding common stock to Monet; and

WHEREAS, prior to HSNi’s transfer of 90% of issued and common stock of AFCORF to Monet, HSNi will have: (i) contributed 100% of AFCO’s issued and outstanding stock to AFCORF; (ii) contributed 100% of ACFS’ issued and outstanding stock to AFCORF and; (iii) assumed 100% of the Subsidiaries liabilities and agree to indemnify and hold each of them harmless therefrom; and

WHEREAS, the Purchase Agreement provides that as a condition to the consummation of the transactions contemplated by the Purchase Agreement all liabilities and/or obligations of the Subsidiaries shall be assigned and assumed by HSNi; and

NOW, THEREFORE, pursuant to the terms of hereof and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged,

.  Each Subsidiary hereby assigns and transfers to HSNi any and all of its right, title and interest in and to all contracts or other agreements (the “Contracts”).

2.  HSNi hereby assumes and agrees to pay, perform or otherwise discharge when due; (i) Subsidiaries’ the liabilities and obligations arising out of or to be performed pursuant to the Contracts; and (ii) all other liabilities and obligations arising out of or to be performed prior to the date of closing of the transactions contemplated by the Purchase Agreement. Further, HSNi hereby agrees to indemnify and hold each of Monet and the Subsidiaries harmless from any claim, expense, remittance or performance arising out of or in connection with the liabilities and obligations assumed by HSNi hereunder.

3.  Each party hereby covenants and agrees that it will, at any time and from time to time after the date hereof and without any further consideration, execute, acknowledge and deliver any and all such further assignments or other instruments or documents, supplementary, confirmatory or otherwise, as may be reasonably requested by AFCORF, Monet, HSNi or their respective counsel to effectuate, conform, perform or carry out the terms and provisions of this Agreement.

4.  This instrument shall inure to the benefit of AFCORF and Monet and their respective legal representatives, successors and assigns.  No assignment of this Agreement shall relieve any party of its obligations hereunder.  This instrument may only be altered, amended, modified or terminated by an instrument in writing executed by the parties hereto.

5.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all counterparts shall constitute but one instrument.

6.  This Agreement is being executed and delivered pursuant to the Purchase Agreement and the terms and provisions hereof are in all respects subject and qualified by reference to the terms and provisions of the Purchase Agreement.

7.  This Agreement shall be governed by and construed under and in accordance with the laws of the State of Texas (but not including the choice of law rules thereof).

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Monet Acquisition, LLC

By: _____________________________

Chris Keefrider

Chief Financial Officer

Homeland Security Network, Inc.

By: _____________________________

Peter Ubaldi

President and Chief Financial Officer

American Finance Company, Inc.

By: _____________________________

Peter Ubaldi

President and sole member of the Board of Directors

Autocorp Financial Services Corporation

By: _____________________________

Peter Ubaldi

President and sole member of the Board of Directors

AFCO Receivables Funding Corporation

By: _____________________________

Peter Ubaldi

President and sole member of the Board of Directors

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